UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2007

STRATAGENE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50786	33-0683641
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11011 North Torrey Pines Road, La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-6300

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 6, 2007, Stratagene Corporation, a Delaware corporation (the “Company”), issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Agilent Technologies, Inc., a Delaware corporation (“Agilent”), and Jackson Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Agilent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”).   The Company also held a meeting with the Company’s employees regarding the proposed Merger (the “Meeting”).   A copy of the press release of the Company announcing the proposed Merger is being furnished as Exhibit 99.1 hereto.  A copy of the slide show presented to Company employees at the Meeting (the “Slide Show”) is being furnished as Exhibit 99.2 hereto.  A copy of the letter sent to Company employees, shareholders and other business associates from Joseph A. Sorge, M.D., the Chairman of the Board, Chief Executive Officer and President of the Company (the “Letter”), is being furnished as Exhibit 99.3 hereto.

In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

The press release furnished hereto as Exhibit 99.1, the Slide Show furnished hereto as Exhibit 99.2 and the Letter furnished hereto as Exhibit 99.3 contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s judgment and involve risks and uncertainties as of the date thereof. The statements include those related to the pending Merger. Actual events or results may differ from the Company’s expectations, judgments and beliefs. For example, there can be no assurance that the Merger will close as contemplated.

Additional information concerning these or other risk factors affecting the Company’s business can be found in prior press releases as well as in the Company’s public periodic filings with the Securities and Exchange Commission (the “SEC”), available via the Company’s web site at www.stratagene.com.  Stratagene disclaims any intent or obligation to update these forward-looking statements beyond the date of this report.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company has agreed to file a proxy statement in connection with the proposed Merger.  The proxy statement will be mailed to the shareholders of the Company.  Investors and the Company’s shareholders are urged to read carefully the proxy statement and other relevant materials when they become available because they will contain important information about the Merger.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed by the Company with the SEC through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s corporate website at www.stratagene.com or by contacting: Steve Martin, Stratagene Corporation, 11011 North Torrey Pines Road, La Jolla, California 92037.

Agilent and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  A description of any interests that the Company’s officers and directors have in the proposed Merger will be available in the proxy statement. Information regarding Agilent’s directors and executive officers is contained in Agilent’s Annual Report on Form 10-K for the year ended October 31, 2006, which is filed with the SEC.  Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which is filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Stratagene’s corporate website at www.stratagene.com or Agilent’s corporate website at www.agilent.com.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Stratagene Corporation on April 6, 2007.
99.2	Reproduction of Slide Show Presentation to Employees on April 6, 2007.
99.3	Letter from Chairman, Chief Executive Officer and President of the Company to Company employees, shareholders and other business associates on April 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2007	STRATAGENE CORPORATION

	By:	/s/ STEVE MARTIN
		Name:	Steve Martin
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Stratagene Corporation on April 6, 2007.
99.2	Reproduction of Slide Show Presentation to Employees on April 6, 2007.
99.3	Letter from Chairman, Chief Executive Officer and President of the Company to Company employees, shareholders and other business associates on April 6, 2007.